Income taxes	12 Months Ended
Mar. 25, 2023
Income Tax Disclosure [Abstract]
Income taxes
9.	Income taxes:

(a)
The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of March 25, 2023, the Company did not have any accrued interest or penalties related to uncertain tax positions due to available tax loss carry forwards. The tax years 2016 through 2023 remain open to examination by the major taxing jurisdictions to which the Company is subject.

The Company evaluates its deferred tax assets to determine if any adjustments to its valuation allowances are required. As part of this analysis, the Company could not reach the required conclusion that it would be able to more likely than not realize the value of net deferred tax assets in the future. As a result, the Company has a non-cash valuation allowance of $24.8 million (March 26, 2022 - $22.7 million) against the Company’s net deferred tax assets.

The significant items comprising the Company’s net deferred tax assets at March 25, 2023 and March 26, 2022 are as follows:

	Fiscal Year Ended
	March 25, 2023	March 26, 2022
	(In thousands)
Deferred tax assets:
Loss and tax credit carry forwards	$13,282	$12,745
Difference between book and tax basis of property and equipment	7,396	6,024
Operating lease right-of-use asset	3,690	4,082
Other reserves not currently deductible	1,195	212
Other	(743)	(403)

Net deferred tax asset before valuation allowance	24,820	22,660
Valuation allowance	(24,820)	(22,660)

Net deferred tax asset	$—	$—

The Company’s income tax expense (benefit) consists of the following components:

	Fiscal Year Ended
	March 25, 2023	March 26, 2022	March 27, 2021
		(In thousands)
Income tax expense (benefit):
Current	$—	$—	$—
Deferred	(1,860)	1,781	(1,606)
Valuation allowance	1,860	(1,781)	1,606
Income tax expense	$—	$—	$—
The Company’s current tax payable was nil at March 25, 2023, March 26, 2022 and March 27, 2021.
The Company’s provision for income taxes varies from the amount computed by applying the statutory income tax rates for the reasons summarized below:

	Fiscal Year Ended
	March 25, 2023		March 26, 2022		March 27, 2021
Canadian statutory rate	25.9%		26.1%		26.2%
Utilization of unrecognized losses and other tax attributes	(25.0%	)	(130.8%	)	(27.3%	)
Permanent differences and other	(0.9%	)	104.7%		(1.1%	)

Total	0%		0%		0%

(b)
At March 25, 2023, the Company had federal non-capital losses of $45.9 million available to reduce future Canadian federal taxable income and investment tax credits (“ITC’s”) in Canada of $0.2 million available to reduce future Canadian federal income taxes payable which will expire in accordance with their respective terms between 2023 and 2031 of which nil expires in calendar 2023. The Company also has capital losses of $1.4 million available to reduce future Canadian capital gains. These capital losses do not have an expiration date.

Non Capital losses as of March 25, 2023
(in thousands)
Year ending March:	Operating
Expiring in 2024	—
Expiring in 2025	—
Expiring in 2026	3,390
Expiring in 2027	—
Expiring in 2028	—
Expiring in 2029	—
Expiring in 2030	5,095
Expiring in 2031	3,575
Expiring after 2031	33,762

Total non-capital losses as of March 25, 2023	45,937